                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 1997, (97-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                             GREEN TREE FINANCIAL CORP.



                                         BY: /s/Phyllis A. Knight
                                             ---------------------------
                                             Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997

                          CUSIP#'S 393505-SD5,SE3,SF0,SG8,SH6,SJ2
                          TRUST ACCOUNT #80-4667300
                          REMITTANCE DATE: 4/15/97

                                                   Total $         Per $1,000
                                                   Amount           Original
                                                 -----------     --------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $7,143,475.58

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       7,143,475.58

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.71%)           5.71%
          b. Class A-1 Interest                   138,682.83     4.25146628
          c. Class A-2 Remittance Rate(6.05%)           6.05%
          d. Class A-2 Interest                   328,338.54     5.04166664
          e. Class A-3 Remittance Rate(6.23%)           6.23%
          f. Class A-3 Interest                   297,186.58     5.19166675
          g. Class A-4 Remittance Rate(6.49%)           6.49%
          h. Class A-4 Interest                   479,129.66     5.40833335
          i. Class A-5 Remittance Rate(6.86%)           6.86%
          j. Class A-5 Interest                   318,904.25     5.71666667
          k. Class A-6 Remittance Rate(7.29%)           7.29%
          l. Class A-6 Interest                   755,644.95     6.07500000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                   .00            .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 2

                           CUSIP#'S 393505-SD5,SE3,SF0,SG8,SH6,SJ2
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 4/15/97


                                                      Total $       Per $1,000
                                                      Amount         Original
                                                    ----------     ------------
(4)Remaining:
          a. Unpaid Class A Interest
               Shortfall                                   .00              .00

B.   Principal
     (5)  Formula Principal Distribution
          Amount                                  2,945,950.33              N/A
          a. Scheduled Principal                    445,335.79              N/A
          b. Principal Prepayments                2,755,492.51              N/A
          c. Liquidated Contracts                          .00              N/A
          d. Repurchases                                   .00              N/A
          e. Current Month Advanced Principal       662,290.22              N/A
          f. Prior Month Advanced Principal        (917,168.19)             N/A

     (6)  Pool Scheduled Principal Balance      494,241,594.14

     (6b) Adjusted Pool Principal Balance       493,579,303.92     987.15860784
     (6c) Pool Factor                               0.98715861

     (7)  Unpaid Class A Principal Shortfall

          (if any)following prior Remittance date          .00

     (8)  Class A Percentage for such Remittance
          Date                                           92.45%

     (9)  Class A Percentage for the following
          Remittance Date                                92.40%

     (10) Class A Principal Distribution:
          a. Class A-1                            2,945,950.33      90.31116891
          b. Class A-2                                     .00              .00
          c. Class A-3                                     .00              .00
          d. Class A-4                                     .00              .00
          e. Class A-5                                     .00              .00
          f. Class A-6                                     .00              .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 3

                           CUSIP#'S  393505-SD5,SE3,SF0,SG8,SH6,SJ2
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 4/15/97

                                                      Total $       Per $1,000
                                                      Amount         Original
                                                    ----------     ------------
     (11)  Class A-1 Principal Balance            26,199,303.92    803.16688903
     (11a) Class A-1 Pool Factor                      .80316689

     (12)  Class A-2 Principal Balance            65,125,000.00    1000.0000000
     (12a) Class A-2 Pool Factor                     1.00000000

     (13)  Class A-3 Principal Balance            57,243,000.00    1000.0000000
     (13a) Class A-3 Pool Factor                     1.00000000

     (14)  Class A-4 Principal Balance            88,591,000.00    1000.0000000
     (14a) Class A-4 Pool Factor                     1.00000000

     (15)  Class A-5 Principal Balance            55,785,000.00    1000.0000000
     (15a) Class A-5 Pool Factor                     1.00000000

     (16)  Class A-6 Principal Balance           124,386,000.00    1000.0000000
     (16a) Class A-6 Pool Factor                     1.00000000

   (17) Unpaid Class A Principal Shortfall
     (if any) following current Remittance
     Date                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 4

                           CUSIP#'S 393505-SD5,SE3,SF0,SG8,SH6,SJ2
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 4/15/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18)     31-59 days                          950,666.52          22

     (19)     60 days or more                     217,395.99           4

     (20      Current Month Repossessions          30,185.78           1

     (21)     Repossession Inventory               30,185.78           1

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date    .04%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                               n/a%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date   .19%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                               n/a%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.71%,6.05%,6.23%,6.49%,6.86%,7.29%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 5

                            CUSIP#'S  393505-SD5,SE3,SF0,SG8,SH6,SJ2
                            TRUST ACCOUNT #80-4667300
                            REMITTANCE DATE: 4/15/97

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
           9.5% thereafter)                                            0%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date           .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                           0%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                            15.36%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                    .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                              7.55%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 6

                         CUSIP#'S 393505-SK9
                         TRUST ACCOUNT #80-4149300
                         REMITTANCE DATE: 4/15/97


                                                   Total $        Per $1,000
                                                    Amount          Original
                                                 -----------      -----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                             1,879,638.44

A.   Interest
(29) Aggregate interest
     a.   Class M-1 Remittance Rate (7.22%,
           unless Weighted Average Contract
           Rate is below 7.22%)                         7.22%
     b.   Class M-1 Interest                      233,145.83       6.01666658

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                                  .00                0

(31) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                  .00                0

(32) Amount Applied to:
     a.   Unpaid Class M-1 Interest Shortfall            .00                0

(33) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall            .00                0

     B.   Principal
     (34) Formula Principal Distribution Amount          .00              N/A
          a.   Scheduled Principal                       .00              N/A
          b.   Principal Prepayments                     .00              N/A
          c.   Liquidated Contracts                      .00              N/A
          d.   Repurchases                               .00              N/A

     (35) Class M-1 Principal Balance          38,750,000.00    1000.00000000
     (35a)Class M-1 Pool Factor                   1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 7

                           CUSIP#'S  393505-SL7,SM5
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 4/15/97

(36) Class M-1 Percentage for such Remittance
     Date                                                         .00%

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                  ------------     -------------
(37) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                           .00           0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                          .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date         .00

(39) Class M-1 Percentage for the following
     Remittance Date                                    .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                            1,646,492.61

(2)  Class B-1 Remittance Rate (7.23% unless
     Weighted Average Contract Rate is below 7.23%)    7.23%

(3)  Aggregate Class B1 Interest                 120,500.00           6.02500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                              .00                  .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                 .00                  .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 8

                         CUSIP#'S  393505-SL7,SM5
                         TRUST ACCOUNT #80-4667300
                         REMITTANCE DATE: 4/15/97

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                  .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                  .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date           .00

(8a) Class B Percentage for such Remittance Date        .00




                                                       Total $      Per $1,000
                                                        Amount       Original
                                                      ----------   ------------
     (9)Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)               .00

     (10a) Class B1 Principal Shortfall                      .00

     (10b) Unpaid Class B1 Principal Shortfall               .00

     (11)  Class B Principal Balance               37,500,000.00

     (12)  Class B1 Principal Balance              20,000,000.00

Class B2 Certificates
---------------------
(13) Remaining Amount Available                     1,525,992.61

(14) Class B-2 Remittance Rate (7.76%
     unless Weighted Average Contract
     Rate is less than 7.76%)                               7.76%

(15) Aggregate Class B2 Interest                      113,166.67   6.46666686

                       GREEN TREE FINANCIAL CORPORATION
                             MANUFACTURED HOUSING
                   CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 9

                           CUSIP#'S  393505-RA2.RB0
                           TRUST ACCOUNT #80-4667300
                           REMITTANCE DATE: 4/15/97

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                  .00       .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall          .00       .00

(18)  Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date              .00

(19)  Class B2 Principal Liquidation Loss Amount             .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                   .00

(21)  Guarantee Payment                                      .00

(22)  Class B2 Principal Balance                   17,500,000.00


                                                   Total $        Per $1,000
                                                    Amount          Original
                                                 -----------     ------------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                             207,267.68

(24) 3% Guarantee                               1,205,558.26

(25) Class C Residual Payment                            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.76%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-1
                              CLASS B CERTIFICATES
                                MONTHLY REPORT
                             MARCH 1997 - Page 10

                        CUSIP#'S 393505-SL7,SM5
                        TRUST ACCOUNT #80-4667300
                        REMITTANCE DATE: 4/15/97

(26) Class M-1 Interest Deficiency on such

     Remittance Date                                    .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                    .00

(28) Repossessed Contracts                        30,185.78

(29) Repossessed Contracts Remaining
     in Inventory                                 30,185.78

(30) Weighted Average Contract Rate                10.31685